UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                     The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 1, 2006

                               ERHC ENERGY INC.
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            (Exact name of registrant as specified in its charter)

      Colorado                        000-17325                  88-0218499
-----------------------      --------------------------     --------------------
(State of organization)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


5444 Westheimer Road, Suite 1570                      77056
---------------------------------                   -----------
Houston, TX

(Address of principal executive                     (Zip Code)
offices)

Registrant's Telephone Number, including area code: (713) 626-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

ERHC Energy Inc. will place on its website the letter to shareholders attached as an exhibit hereto.



Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Letter to Shareholders dated August 1, 2006



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                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ERHC Energy Inc.



                              By: __s//PETER NTEPHE//_______________
                                  Peter Ntephe, Secretary




DATE:   August 1, 2006



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                                EXHIBIT INDEX

Exhibit No.      Description
----             ---------------------------------------------
99.1             Letter to Shareholders dated August 1, 2006